UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Turning Point Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38871	46-3826166
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10628 Science Center Drive, Ste. 200 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 926-5251

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 2, 2022, Turning Point Therapeutics, Inc., a Delaware corporation (the “Company” or “Turning Point”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Bristol-Myers Squibb Company, a Delaware corporation (“Parent”), and Rhumba Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Parent has agreed to cause Purchaser to commence a cash tender offer (the “Offer”) no later than June 20, 2022, to purchase all of the outstanding shares of common stock of the Company, par value $0.0001 per share (the “Shares”), at a price of $76.00 per Share (the “Offer Price”), in cash, without interest, subject to any applicable withholding of taxes.

The obligation of Purchaser to accept for payment, and pay for, Shares validly tendered (and not validly withdrawn) pursuant to the Offer is subject to satisfaction or waiver, to the extent permitted under applicable legal requirements, of certain conditions set forth in the Merger Agreement, including (i) there being validly tendered and not validly withdrawn Shares that, considered together with all other Shares (if any) beneficially owned by Parent or any of its wholly owned subsidiaries (but excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been received, as defined by Section 251(h)(6) of the Delaware General Corporation Law), represent a majority of Shares outstanding at the time of the expiration of the Offer, (ii) there being received, terminated or expired, as the case may be, any consent, approval or clearance with respect to, or termination or expiration of any applicable mandatory waiting period (and any extension thereof) imposed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) receipt of certain approvals or clearances, if applicable, under foreign antitrust laws. Parent and Purchaser’s obligations to consummate the Offer are not subject to a condition that any financing be received by Parent or Purchaser for the consummation of the transactions contemplated by the Merger Agreement.

Following the completion of the Offer and subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”) pursuant to Section 251(h) of the General Corporation Law of the State of Delaware, with the Company continuing as the surviving corporation in the Merger. At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any further action on the part of Parent, Purchaser, the Company or any stockholder of the Company, each Share (other than (i) Shares held by the Company or held in the Company’s treasury, (ii) Shares held by Parent, Purchaser, or any other direct or indirect wholly owned subsidiary of Parent and (iii) Shares irrevocably accepted for purchase in the Offer) will be converted into the right to receive an amount in cash equal to the Offer Price (the “Merger Consideration”), without interest and subject to any required withholding of taxes.

Each of the Company’s stock options (the “Options”) that is outstanding as of immediately prior to the Effective Time will accelerate and become fully vested and exercisable effective immediately prior to, and contingent upon the occurrence of, the Effective Time. As of the Effective Time, each Option that is then outstanding and unexercised will be cancelled and converted into solely the right to receive cash, without interest, in an amount equal to the product of (i) the total number of Shares subject to such fully vested Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (x) the Merger Consideration over (y) the exercise price payable per Share under such Option.

Each of the Company’s restricted stock unit awards (the “RSUs”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into solely the right to receive cash, without interest, in an amount equal to (i) the total number of Shares issuable in settlement of such RSU immediately prior to the Effective Time without regard to vesting multiplied by (ii) the Merger Consideration for each Share issuable in settlement of such RSU immediately prior to the Effective Time.

Each of the Company’s performance stock unit awards (the “PSUs”) that is outstanding as of immediately prior to the Effective Time, whether vested or unvested, will be cancelled and converted into solely the right to receive cash, without interest, in an amount equal to equal to (i) either (A) in the case of any PSU granted in calendar year 2021 or in January 2022, 50% of the total number of Shares issuable in settlement of such PSU immediately prior to the Effective Time, or (B) in the case of any PSU granted in February 2022, 100% of the total number of Shares issuable in settlement of such PSU immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration for each Share issuable in settlement of such PSU immediately prior to the Effective Time.

The Merger Agreement includes representations, warranties and covenants of the parties customary for a transaction of this nature. From the date of the Merger Agreement until the earlier of the Effective Time and the termination of the Merger Agreement, the Company has agreed to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Merger Agreement.

The Company has also agreed to customary “no-shop” restrictions on its ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, the Company may under certain circumstances provide, pursuant to an acceptable confidentiality agreement, information to and engage in or otherwise participate in discussions or negotiations with third parties with respect to an unsolicited written alternative acquisition proposal that the board of directors of the Company has determined in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to lead to a superior acquisition proposal. The Merger Agreement also requires that the Company’s board of directors recommend that the stockholders of the Company accept the Offer and tender their Shares pursuant to the Offer (the “Board Recommendation”) and not, among other things, (i) withdraw (or modify in a manner adverse to Parent or Purchaser), or publicly propose to withdraw (or modify in a manner adverse to Parent or Purchaser), the Board Recommendation, or (ii) approve, recommend or declare advisable, or publicly propose to approve, recommend or declare advisable, any alternative acquisition proposal (such action, a “Company Adverse Change Recommendation”). Notwithstanding these restrictions, the board of directors of the Company is permitted, subject to the terms and conditions set forth in the Merger Agreement, to make a Company Adverse Change Recommendation (or terminate the Merger Agreement to enter into a definitive agreement with respect to a superior acquisition proposal) to accept a superior acquisition proposal or in response to a Change in Circumstance (as defined in the Merger Agreement), subject in each case to certain matching rights in favor of Parent.

The Merger Agreement includes a remedy of specific performance for the parties thereto. The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including (i) termination by the Company to accept and enter into a definitive agreement with respect to a superior acquisition proposal or (ii) termination by Parent due to a Company Adverse Change Recommendation, the Company will be required to pay a termination fee of an amount in cash equal to $138 million (the “Termination Fee”). Any such termination of the Merger Agreement by the Company is subject to certain conditions, including the Company’s compliance with certain procedures set forth in the Merger Agreement and the payment of the Termination Fee by the Company.

The Merger Agreement further provides that Parent will be required to pay the Company a reverse termination fee of $138 million in the event the Merger Agreement is terminated under certain specified circumstances. Specifically, this reverse termination fee is payable by Parent to the Company if the Merger Agreement is terminated by Parent or the Company after December 2, 2022 because certain conditions related to legal restraints or antitrust laws have not been satisfied.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or Purchaser, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated therein. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Parent. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Purchaser or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the Company to Parent and Purchaser in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to stockholders or investors. Accordingly, investors should consider the information in the Merger Agreement in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Arrangements

On June 2, 2022, in connection with the approval of the Merger Agreement, the board of directors of the Company approved and authorized the Company to enter into agreements with each of Dr. Athena Countouriotis, the Company’s President and

Chief Executive Officer, Paolo Tombesi, the Company’s Chief Financial Officer, Mohammad Hirmand, the Company’s Chief Medical Officer, and Kumar Srinivasan, the Company’s Chief Business Officer, which will provide that if such individual is subjected to the excise tax under Section 4999 of the Internal Revenue Code, the Company will reimburse such individual with respect to the payment for the excise taxes.

Additional Information and Where to Find It

The Offer referenced in this filing has not yet commenced. This filing is for information purposes only and is neither an offer to buy nor a solicitation of an offer to sell any securities of the Company, nor is it a substitute for the tender offer materials that Purchaser will file with the SEC upon commencement of the Offer. The solicitation of an offer to sell and the offer to buy shares of the Company’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Purchaser, a wholly owned subsidiary of Parent, intends to file with the SEC. In addition, Turning Point will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

Stockholders and Investors are strongly advised to read these documents when they become available, including the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and any amendments or supplements thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares into the tender offer because they contain important information, including the terms and conditions of the tender offer.

Once filed, investors will be able to obtain the tender statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related offer materials with respect to the tender offer and the merger, free of charge at the SEC’s website at www.sec.gov or from the information agent that will be named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.tptherapeutics.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the acquisition of the Company by Parent and any statements relating to the Company’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include those relating to the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this filing are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to the timing of the Offer and the subsequent Merger; the number of shares of the Company’s common stock that will be tendered in the Offer; legal proceedings that may be instituted related to the Merger Agreement; any competing offers or acquisition proposals; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; and the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees and business partners. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing factors should be read in conjunction with the risks and cautionary statements discussed or identified in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q. The Company’s stockholders and investors are cautioned not to unduly rely on these forward-looking statements. The forward-looking statements speak only as of the date hereof and, other than as required by applicable law, the Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking information or statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of June 2, 2022, by and among Turning Point Therapeutics, Inc., Bristol-Myers Squibb Company and Rhumba Merger Sub Inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2022

	By:	/s/ Brian Sun
Brian Sun
Senior Vice President and General Counsel